SECURITIES PURCHASE AGREEMENT

          THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March 31, 2008, by and among MobiVentures, Inc. a Nevada corporation, with headquarters located at Sunnyside, Brinkworth, Chippenham, Wiltshire, SN15 5BY, England (the “Company”), and the Buyers listed on Schedule I attached hereto (individually, a “Buyer” or collectively “Buyers”).

WITNESSETH:

          WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

          WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase Two Million Dollars ($2,000,000) of secured convertible redeemable debentures (the “Debentures”), all of which shall be funded on the date hereof (the “Closing”), for a total purchase price of Two Million Dollars ($2,000,000), (the “Purchase Price”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I (the “Subscription Amount”); and

          WHEREAS, the aggregate proceeds of the sale of the Debentures contemplated hereby shall be held in escrow pursuant to the terms of an escrow agreement substantially in the form of the Escrow Agreement attached hereto as Exhibit A (the “Escrow Agreement”); and

          WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated there under, and applicable state securities laws; and

          WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering Irrevocable Transfer Agent Instructions substantially in the form attached hereto as Exhibit C (the “Irrevocable Transfer Agent Instructions”).

          WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security Agreement substantially in the form attached hereto as Exhibit D, which shall be deemed to also include: (i) the Composite Guarantee and Debenture to be entered into by MobiVentures, Inc and MobiVentures Limited in favor of Buyer(s) to secure their obligations under the guarantee provisions of that document by way of fixed and floating charge over all the assets and undertaking of each company and (ii) the Share Charges to be entered into by the shareholders of Pure Promoter Ltd and Move2Mobile Ltd (collectively, the “Security Agreement”) pursuant to which the Company has agreed to provide the Buyer a security interest in Pledged Collateral (as this term is defined in the Security Agreement dated the date hereof) to secure Company’s obligations under this Agreement, the

Debenture, the Registration Rights Agreement the Security Agreement, the Irrevocable Transfer Agent Instructions, the Pledge Agreement and the Escrow Agreement (collectively, the “Transaction Documents”) or any other obligations of the Company to the Buyer;

          WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Pledge Agreement substantially in the form attached hereto as Exhibit E (the “Pledge Agreement”).

          NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

                    1. PURCHASE AND SALE OF DEBENTURES.

                    (a)      Purchase of Debentures. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at the Closing (as defined herein below) and the Company agrees to sell and issue to the Buyer, severally and not jointly, at such Closing, Debentures in an aggregate amount of Two Million Dollars ($2,000,000.00) (the “Purchase Price”) in amounts corresponding with the Subscription Amount set forth opposite each Buyer’s name on Schedule I hereto. The Debentures purchased by Buyer shall have a maturity date of two (2) years from the Closing. Upon execution hereof by a Buyer, the Buyer shall wire transfer the Subscription Amount set forth opposite his name on Schedule I in same-day funds or a check payable to: “James G. Dodrill II, P.A. as Escrow Agent for Trafalgar – National Automation”, which Subscription Amount shall be held in escrow pursuant to the terms of the Escrow Agreement (as hereinafter defined) and disbursed in accordance therewith.

                    (b)      Closing Date. The Closing of the purchase and sale of the Debentures shall take place at 10:00 a.m. Eastern Standard Time on the date of this Agreement (the “Closing Date”), with disbursement to the Company subject to satisfaction of the conditions to the Closing set forth in Sections 6 and 7 below, (or such later date as is mutually agreed to by the Company and the Buyer(s)). The Closing shall occur on the Closing Date at the offices of James G. Dodrill II, P.A., 5800 Hamilton Way, Boca Raton, FL 33496 (or such other place as is mutually agreed to by the Company and the Buyer(s)).

                    (c)      Escrow Arrangements; Form of Payment. Upon execution hereof by Buyer(s) and pending the Closing and disbursement, the Purchase Price for the Debentures shall be deposited in an escrow account with James G. Dodrill II, P.A., as escrow agent (the “Escrow Agent”), pursuant to the terms of an escrow agreement between the Company, the Buyer(s) and the Escrow Agent in the form attached hereto as Exhibit A (the “Escrow Agreement”). Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the Escrow Agreement that portion of the Escrow Funds (as that term is defined in the Escrow Agreement) equal to the gross amount of the Debentures being purchased by such Buyer(s) as set forth on Schedule I (minus the fees and expenses as set forth herein which shall be paid directly from the Escrow Funds at the Closing) by wire transfer of immediately available funds and (ii) the Company shall deliver to each Buyer, Debentures which such Buyer(s) is purchasing in amounts indicated opposite such Buyer’s name on Schedule I, duly executed on behalf of the Company.

                     (d)      The Debentures shall contain provisions that provide that in the event the Euro strengthens against the U.S. Dollar during the life of the Debenture, the Buyer(s) shall be afforded an adjustment to compensate for any such movement in either conversions or redemptions.

                    2. BUYER’S REPRESENTATIONS AND WARRANTIES.

          Each Buyer represents and warrants, severally and not jointly, that:

                    (a) Investment Purpose. Each Buyer is acquiring the Debentures for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act.

                    (b) Accredited Investor Status. Each Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

                    (c) Reliance on Exemptions. Each Buyer understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

                    (d) Information. Each Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Debentures, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Debentures involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Debentures.

                    (e) No Governmental Review. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Debentures, or the fairness or suitability of the investment in the Debentures, nor have such authorities passed upon or endorsed the merits of the offering of the Debentures.

                    (f) Transfer or Resale. Each Buyer understands that: (i) the Debentures have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the 1933 Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                    (g) Legends. Each Buyer understands that the certificates or other instruments representing the Debentures and all certificates or other instruments representing the shares of the Company’s common stock into which the Debentures are converted shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, GENERALLY ACCEPTABLE TO COMPANY’S COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company within three (3) business days shall issue a certificate without such legend to the holder of the security upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the securities are registered under the 1933 Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope reasonably acceptable to counsel for the Company, to the effect that a public sale, assignment or transfer of the securities may be made without registration under the 1933 Act.

                    (h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

                    (i) Receipt of Documents. Each Buyer and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, and the Transaction Documents; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; and (iii) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

                    (j) Due Formation of Corporate and Other Buyers. If the Buyer(s) is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Debentures and is not prohibited from doing so.

                    (k) No Legal Advice From the Company. Each Buyer acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

                    3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          Except as otherwise provided in the Company Disclosure Schedule delivered herewith, the Company represents and warrants as of the date hereof and as of the Closing Date to each of the Buyers that:

                    (a) Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                    (b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Transaction Documents, and any related agreements, and to issue the Debentures in accordance with the terms hereof and thereof, (ii) the execution and delivery of this

Agreement, the Transaction Documents and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Debentures, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Transaction Documents and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Transaction Documents and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Company knows of no reason why the Company cannot perform any of the Company’s obligations under this Agreement or the Transaction Documents.

                    (c) Capitalization. The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock, par value $0.001 per share and 5,000,000 shares of Preferred Stock. As of the date hereof, the Company has 72,503,063 shares of Common Stock and no shares of Preferred Stock issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. As of the date of this Agreement, other than as disclosed in the Company’s filings with the Securities and Exchange Commission or as provided in the attached schedule 3(c), (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities other than existing credit lines and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Debentures as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

                    (d) Issuance of Securities. The Debentures are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.

                    (e) No Conflicts. The execution, delivery and performance of this Agreement, the Transaction Documents and any related agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation or the By-laws or (ii), to the best knowledge of the Company, conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of The OTC Bulletin Board on which the Common Shares are quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. To the best knowledge of the Company, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or, any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof, except for any required post-Closing notice filings under applicable United States federal or state securities laws, if any.

                    (f)      SEC Documents: Financial Statements. Since October 1, 2006, the Company has filed, or furnished, as applicable, all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Exchange Act (the foregoing materials, including the exhibits and schedules thereto, and such financial statements and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Buyers or their representatives, or made available through the SEC’s website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company included in the SEC Documents (the “Financial Statements”) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                    (g)      No Material Misstatement or Omission. None of the Company’s SEC Documents at the time of filing, none of the materials provided to the Buyer(s) by the Company and none of the representation and warranties made in this Agreement or any of the other Transaction Documents include any untrue statements of material fact, nor do the Company’s SEC Documents at the time of filing and none of the representations and warranties made in this Agreement or any of the other Transaction Documents omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

                    (h)      Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby or (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the Transaction Documents have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

                    (i)      Acknowledgment Regarding Buyer’s Purchase of the Debentures. The Company acknowledges and agrees that the Buyer(s) is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer(s) is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer(s) or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer’s purchase of the Debentures. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

                    (j)      No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Debentures.

                    (k)      No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Debentures under the 1933 Act or cause this offering of the Debentures to be integrated with prior offerings by the Company for purposes of the 1933 Act.

                    (l)      Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company’s or its subsidiaries’ employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

                    (m)      Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                    (n)      Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

                    (o)      Title. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                    (p)      Insurance. The Company and each of its current and future acquired subsidiaries are or will be upon acquisition by the Company insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                    (q)      Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                    (r)      Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (s)      No Material Adverse Breaches, etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

                    (t)      Tax Status. The Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                    (u)      Certain Transactions. Except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed to the Buyer, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                    (v)      Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

                    4. COVENANTS.

                    (a)      Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                    (b)      Form D. The Company agrees to file a Form D with respect to the Debentures as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Debentures, or obtain an exemption for the Debentures for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

                    (c)      Reporting Status. Until the date on which none of the Debentures are outstanding (the “Registration Period”), the Company shall file in a timely manner all reports required to be filed with the SEC pursuant to the 1934 Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                    (d)      Use of Proceeds. The Company will use the proceeds from the sale of the Debentures for the purposes of acquiring Pure Promoter Ltd.

                    (e)      Reservation of Shares. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the shares upon conversion of the Debentures. If at any time the Company does not have available such shares of Common Stock as shall from time to time be sufficient to effect the issuance of all shares upon conversion of the Debentures, the Company shall file a preliminary proxy statement with the Securities and Exchange Commission within ten (10) business day and shall call and hold a special meeting of the shareholders as soon as practicable after such occurrence, for the sole purpose of increasing the number of shares authorized. The Company’s management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

                    (f)      Fees and Expenses.

                    (i)      Each of the Company and the Buyer(s) shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement the Transaction Documents and any other documents relating to this transaction.

                    (ii)      The Company has agreed to pay a structuring fee to Buyer of Seventeen Thousand Five Hundred Dollars ($17,500), of which Twelve Thousand Five Hundred Dollars ($12,500) remains outstanding and shall be paid directly from the proceeds of the Closing.

                    (iii)      The Company has agreed to pay a Due Diligence Fee to Buyer of Ten Thousand Dollars ($10,000), one-half of which has been paid prior to this date and one-half of which shall be paid directly from the proceeds of the Closing.

                    (iv)      In lieu of issuing warrants to the Buyer, the Company shall pay to the Buyer a fee equal to two percent (2%) of the principal amount of the Debenture which shall be paid directly from the proceeds of the Closing.

                    (v)      The Company shall pay to the Buyer a Commitment Fee equal to six percent (6%) of the principal amount of the Debenture which shall be paid directly from the proceeds of the Closing.

                    (vi)      The Company shall pay to the Buyer a Loan Commitment Fee equal to two percent (2%) of the principal amount of the Debenture which shall be paid directly from the proceeds of the Closing.

                    (g)      Corporate Existence. So long as any of the Debentures remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company’s assets or any similar transaction or related transactions (each such transaction, an “Organizational Change”) unless, prior to the consummation an Organizational Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders’ rights and interests to insure that the provisions of this Section 4(g) will thereafter be applicable to the Debentures.

                    (h)      Transactions With Affiliates. So long as any Debentures are outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary’s officers, directors, persons who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a “Related Party”), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. “Affiliate” for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. “Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

                    (i)      Transfer Agent. The Company covenants and agrees that, in the event that the Company’s agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer.

                    (j)      Restriction on Issuance of the Capital Stock. So long as any Debentures are outstanding, the Company shall not, without the prior written consent of the Buyer(s), (i) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue any preferred stock, warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock’s bid price value determined immediately prior to it’s issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company or any subsidiary of the Company (whether now owned or acquired in the future while the Debentures are outstanding), or (iv) permit any subsidiary of the Company (whether now owned or acquired in the future while the Debentures are outstanding) to enter into any security instrument granting the holder a security interest in any and all assets of such subsidiary (v) file any registration statement on Form S-8

                    (k)      Restriction on “Short” Position. Neither the Buyer nor any of its affiliates have an open short position in the Common Stock of the Company, and the Buyer agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales with respect to the Common Stock as long as any Debentures shall remain outstanding.

                    (l)      Restriction on Incurring Additional Debt. Neither the Company nor any subsidiary of the Company (whether now owned or acquired in the future while the Debentures are outstanding) shall incur any additional debt without the prior written approval of the Buyer.

                    5. TRANSFER AGENT INSTRUCTIONS.

The Company shall enter into irrevocable transfer agent instructions in substantially the form attached hereto as Exhibit C (the “Irrevocable Transfer Agent Instructions”) and shall pay the law offices of James G. Dodrill II, P.A. a cash fee of One Hundred Dollars ($100) for every occasion they act pursuant to the Irrevocable Transfer Agent Instructions.

                    6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

          Although the Closing shall be deemed to occur on the date hereof, the obligation of the Company hereunder to issue and sell the Debentures to the Buyer(s) is subject to the satisfaction, at or before thedate on which the Company acquires Pure Promoter Ltd, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

                    (a) Each Buyer shall have executed this Agreement, and the Transaction Documents and delivered the same to the Company.

                    (b) The Buyer(s) shall have delivered to the Escrow Agent the Purchase Price for Debentures in respective amounts as set forth next to each Buyer as outlined on Schedule I attached hereto and the Escrow Agent shall have delivered the net proceeds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

                    (c) The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to such Closing Date.

                    (d) The Company shall have filed a form UCC-1 with regard to the Pledged Property and Pledged Collateral as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

                    (e) The Company shall have executed such other documents as are reasonably required by the Buyer(s), which shall specifically include the Composite Guarantee and Debenture to be entered into by MobiVentures, Inc and MobiVentures Limited in favor of Buyer(s) to secure their obligations under the guarantee provisions of that document by way of fixed and floating charge over all the assets and undertaking of each company and (ii) the Share Charges to be entered into by the shareholders of Pure Promoter Ltd and Move2Mobile Ltd.

                    7. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

          The obligation of the Buyer(s) hereunder to direct Escrow Agent to disburse to the Company the net proceeds of the purchase price of the Debentures is subject to the satisfaction, of each of the following conditions:

                    (a) The Company shall have executed this Agreement the Transaction Documents and any other documents relating to this transaction and delivered the same to the Buyer(s).

                    (b) The trading in the Common Shares on the over-the-counter bulletin board shall not have been suspended for any reason.

                    (c) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the

Company at or prior to the Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Closing Date regarding the representation contained in Section 3(c) above.

                    (d) The Company shall have executed and delivered to the Buyer(s) the Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

                    (e) The Buyer(s) shall have received an opinion of counsel from counsel to the Company in a form satisfactory to the Buyer(s).

                    (f) The Company shall have provided to the Buyer(s) a certificate of good standing from the secretary of state from the state in which the company is incorporated.

                    (g) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of issuing shares of Common Stock upon conversion of the Debenture, shares of Common Stock to effect the issuance of the shares of Common Stock upon conversion of the Debenture in accordance with the Fixed Conversion Price.

                    (h) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to Buyer(s), shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

                    (i) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to Buyer(s), shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

                    (j) The representations and warranties of the Company in this Agreement, the Debentures and the Transaction Documents shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Dates. If requested by the Buyer, the Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Dates, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Closing Dates regarding the representation contained in Section 3(c) above.

                    (k) The Company shall provide to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company’s independent certified public accountants as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

                    (l) The Company shall file a form UCC-1 or such other forms as may be required to perfect the Buyer’s interest in the Pledged Collateral as detailed in the Security Agreement dated the date hereof, providing the Buyer with a senior lien on all of the Company’s assets and intellectual property and provided proof of such filing to the Buyer(s).

                    (m)The satisfactorily completion by the Buyer of all due diligence.

                    (n) The closing of the acquisition by the Company of Pure Promoter Ltd.

                    8. INDEMNIFICATION.

                    (a) In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Debentures hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Debentures, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Buyer Indemnitee by a third party and arising out of or resulting from a material misrepresentations by the Company under this Agreement or due to a material breach by the Company of its obligations under this Agreement and the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Debentures or the status of the Buyer or holder of the Debentures, as a Buyer of Debentures in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                    (b) In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Buyer’s other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer(s) in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby executed by the

Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Transaction Documents or any other certificate instrument, document or agreement executed pursuant hereto by any of the Company Indemnities. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                    9. GOVERNING LAW: MISCELLANEOUS.

                    (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Broward County, Florida and expressly consent to the jurisdiction and venue of the State Court sitting in Broward County, Florida and the United States District Court for the Southern District of Florida for the adjudication of any civil action asserted pursuant to this Paragraph.

                    (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

                    (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                    (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                    (e) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                    (f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	MobiVentures, Inc.
Sunnyside
Brinkworth
Chippenham
Wiltshire
SN15 5BY
England
Attention: Mr. Peter Åhman, President
Telephone: +358 40 5514177
Facsimile: +44 8452 991729

With a copy to:	Lang Michener LLP
Royal Centre, 1055 West Georgia Stree, Suite 1500
PO Box 11117
Vancouver, VC Canada V6E 4N7
Attention: Michael H. Taylor
Telephone: 604-691-7410
Facsimile: 604-893-2669

With Copy to:	James G. Dodrill II, P.A.
5800 Hamilton Way
Boca Raton, FL 33496
Attention: Jim Dodrill, Esq.
Telephone: (561) 862-0529
Facsimile: (561) 892-7787

          If to the Buyer(s), to its address and facsimile number on Schedule I, with copies to the Buyer’s counsel as set forth on Schedule I. Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.

                    (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

                    (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                    (i) Survival. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyer(s) contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing for a period of two (2) years following the date on which the Debentures are redeemed in full. The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                    (j) Publicity. The Company and the Buyer(s) shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer(s), to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Buyer(s) in connection with any such press release or other public disclosure prior to its release and Buyer(s) shall be provided with a copy thereof upon release thereof).

                    (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of Furthermore, the Company agrees to execute such other documents as are reasonably required by the Buyer(s), which shall specifically include the Composite Guarantee and Debenture to be entered into by MobiVentures, Inc and MobiVentures Limited in favor of Buyer(s) to secure their obligations under the guarantee provisions of that document by way of fixed and floating charge over all the assets and undertaking of each company and (ii) the Share Charges to be entered into by the shareholders of Pure Promoter Ltd and Move2Mobile Ltd. It shall be deemed a default of this Agreement if the Company or the referenced shareholders fail to sign such agreements within one business day of the date of closing of the respective acquisitions.

                    (l) this Agreement and the consummation of the transactions contemplated hereby.

                    (m)Termination. In the event that the Closing shall not have occurred with respect to the Buyers on or before five (5) business days from the date hereof due to the Company’s or the Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated by the Company pursuant to this Section 9(l), the Company shall remain obligated to pay the Buyer(s) for the structuring fee described in Section 4(g) above.

                    (n) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
MOBIVENTURES, INC.

By: ____________________________________
Name:     Peter Åhman
Title:       President

BUYER:
TRAFALGAR CAPITAL SPECIALIZED
INVESTMENT FUND, LUXEMBOURG
By:        Trafalgar Capital Sarl
Its:         General Partner

By: ____________________________________
Name:   Andrew Garai
Title:     Chairman of the Board

EXHIBIT A

FORM OF ESCROW AGREEMENT

ESCROW AGREEMENT

          THIS ESCROW AGREEMENT (this “Agreement”) is made and entered into as of March 31, 2008 among MOBIVENTURES, INC. a Nevada corporation, with headquarters located at MIS Business Centre, Suite 3.19, 130 Shaftsbury Avenue, London, England (the “Company”); the Buyer(s) listed on the Securities Purchase Agreement, dated the date hereof (also referred to as the “Buyer(s)”), and JAMES G. DODRILL II, P.A., as Escrow Agent hereunder (the “Escrow Agent”).

BACKGROUND

          WHEREAS, the Company and the Buyer(s) have entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of the date hereof, pursuant to which the Company proposes to sell secured redeemable debentures (the “Redeemable Debentures”). The Securities Purchase Agreement provides that the Buyer(s) shall deposit the purchase amount in a segregated escrow account to be held by Escrow Agent in order to effectuate a disbursement to the Company at closings to be held as set forth in the Securities Purchase Agreement (each, a “Closing”).

          WHEREAS, the Company intends to sell Redeemable Debentures (the “Offering”).

          WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of this Agreement.

          WHEREAS, in order to establish the escrow of funds and to effect the provisions of the Securities Purchase Agreement, the parties hereto have entered into this Agreement.

          NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

                    1.      Definitions. The following terms shall have the following meanings when used herein:

                              a.      “Escrow Funds” shall mean the funds deposited with Escrow Agent pursuant to this Agreement.

                              b.      “Joint Written Direction” shall mean a written direction executed by the Buyer(s) and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

                              c.      “Escrow Period” shall begin with the commencement of the Offering and shall terminate upon the earlier to occur of the following dates:

                                        (i)      The date upon which Escrow Agent confirms that it has received in the Escrow Account all of the proceeds of the sale of the Redeemable Debentures;

                                        (ii)      The date upon which a determination is made by the Company and the Buyer(s) to terminate the Offering prior to the sale of all the Redeemable Debentures.

          During the Escrow Period, the Company and the Buyer(s) are aware that they are not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or the Buyer(s) or any other entity, or be subject to the debts of the Company or the Buyer(s) or any other entity.

                    2.      Appointment of and Acceptance by Escrow Agent. The Buyer(s) and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

                              a.      The Company hereby acknowledges that the Escrow Agent is counsel to the Buyer(s) in connection with the transactions contemplated and referred herein. The Company agrees that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyer(s) and the Company will not seek to disqualify such counsel.

                    3.      Creation of Escrow Account. On or prior to the date of the commencement of the Offering, the parties shall establish an escrow account with the Escrow Agent, which escrow account shall be entitled as described below. The Buyer(s) will wire funds to the account of the Escrow Agent as follows:

Bank:	Bank of America

Routing #:	026009583

Account #:	4350 1134 7136

SWIFT #:	BOFAUS3N

Name on Account:	James G. Dodrill II, P.A. as Escrow Agent

Name on Sub-Account:	Trafalgar – MobiVentures Escrow account

                    4.      Deposits into the Escrow Account. The Buyer(s) agrees that it shall promptly deliver funds for the payment of the Redeemable Debentures to Escrow Agent for deposit in the Escrow Account.

                    5.      Disbursements from the Escrow Account.

                              a.      The Escrow Agent will continue to hold the Escrow Funds until: (a) the Buyer(s) or Trafalgar Capital Sarl on behalf of the Buyer(s) and (b) the Company execute a Joint Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction signed by the Company and the Buyer(s). Escrow Agent is obligated to

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disburse the Escrow Funds in accordance with the Joint Written Directions and has no discretion to withhold disbursement of the Escrow Funds for any reason upon receipt of such Joint Written Directions. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from the Company and the Buyer(s) and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Buyer(s) that the Escrow Agent already has on file.

                              b.      In the event Escrow Agent does not receive the amount of the Escrow Funds from the Buyer(s), Escrow Agent shall notify the Company and the Buyer(s). Upon receipt of payment instructions from the Company, Escrow Agent shall refund to each subscriber without interest the amount received from each Buyer(s), without deduction, penalty, or expense to the subscriber. The purchase money returned to each subscriber shall be free and clear of any and all claims of the Company, the Buyer(s) or any of their creditors.

                              c.      In no event will the Escrow Funds be released to the Company until the Escrow Funds are received by Escrow Agent in collected funds. For purposes of this Agreement, the term “collected funds” shall mean the Escrow Funds received by Escrow Agent shall have cleared normal banking channels and are in the form of cash.

                    6.      Collection Procedure. Escrow Agent is hereby authorized to deposit the proceeds of each wire in the Escrow Account.

                    7.      Suspension of Performance: Disbursement Into Court. If at any time, there shall exist any dispute between the Company and the Buyer(s) with respect to holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent’s sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent’s proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following action:

                              a.      suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

                              b.      petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys’ fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

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                              c.      Escrow Agent shall have no liability to the Company, the Buyer(s), or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

                    8.      Investment of Escrow Funds. Escrow Agent shall deposit the Escrow Funds into a segregated escrow account which shall be used solely in connection with this transaction (the “Escrow Account”).

          If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall maintain the Escrow Funds, or such portion thereof, as to which no Joint Written Direction has been received, in the Escrow Account.

                    9.      Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days’ prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days’ prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Buyer(s) and the Company identified in Sections 13a.(iv) and 13b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of US$10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent’s resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys’ fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

                    10.      Liability of Escrow Agent.

                              a.      Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent’s willful misconduct or gross negligence. Escrow Agent’s sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of 4 any information contained herein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Purchase Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Buyer(s) jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

                              b.      Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                    11.      Indemnification of Escrow Agent. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney’s fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction,

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subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Buyer(s) hereunder in writing, and the Buyer(s) and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Buyer(s) and/or the Company shall be required to pay such fees and expense if (a) the Buyer(s) or the Company agree to pay such fees and expenses, or (b) the Buyer(s) and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Buyer(s) and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party, the Company and/or the Buyer(s) and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Buyer(s). The Buyer(s) and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Buyer(s) pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

          The parties agree that neither payment by the Company or the Buyer(s) of any claim by Escrow Agent for indemnification hereunder shall impair, limit, modify, or affect, as between the Buyer(s) and the Company, the respective rights and obligations of Buyer(s), on the one hand, and the Company, on the other hand.

                    12.      Expenses of Escrow Agent. Except as set forth in Section 11 the Company shall reimburse Escrow Agent for all of its out-of-pocket expenses, including attorney’s fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

                    13.      Warranties.

                              a.      The Buyer(s) makes the following representations and warranties to Escrow Agent:

                                        (i)      The Buyer(s) has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

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                                        (ii)      This Agreement has been duly approved by all necessary action of the Buyer(s), including any necessary approval of the limited partner of the Buyer(s) or necessary corporate approval, as applicable, has been executed by duly authorized officers of the Buyer(s), enforceable in accordance with its terms.

                                        (iii)      The execution, delivery, and performance of the Buyer(s) of this Agreement will not violate, conflict with, or cause a default under any agreement of limited partnership of Buyer(s) or the certificate of incorporation or bylaws of the Buyer(s) (as applicable), any applicable law or regulation, any court order or administrative ruling or degree to which the Buyer(s) is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                                        (iv)      Andrew Garai has been duly appointed to act as the representative of the Buyer(s) hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Buyer(s)’s representative under this Agreement, all without further consent or direction form, or notice to, the Buyer(s) or any other party.

                                        (v)      No party other than the parties hereto and the Buyer(s) have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                                        (vi)      All of the representations and warranties of the Buyer(s) contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

                              b.      The Company makes the following representations and warranties to the Escrow Agent:

                                        (i)      The Company is a corporation duly organized, validly existing, and in good standing under the laws of Colorado and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                                        (ii)      This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

                                        (iii)      The execution, delivery, and performance by the Company of this Agreement is in accordance with the Securities Purchase Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation to the Securities Purchase Agreement, to which the Company is a party.

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                                        (iv)      Bob Chance has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company’s Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

                                        (v)      No party other than the parties hereto and the Buyer(s) have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                                        (vi)      All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

                    14.      Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the Southern District of Florida shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the State Courts of Florida located in Broward County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

                    15.      Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and upon confirmation of receipt and addressed to the party to be notified as follows:

If to Buyer(s), to:	Trafalgar Capital Specialized Investment Fund
8-10 Rue Mathias Hardt
BP 3023
L-1030 Luxembourg
Attention: Andrew Garai, Chairman of the Board of
Trafalgar Capital Sarl, General Partner
Facsimile: 011-44-207-405-0161 and
001-786-323-1651

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If to Escrow Agent, to:	James G. Dodrill II, P.A.
5800 Hamilton Way
Boca Raton, FL 33496
Attention: James Dodrill Esq.
Telephone: (561) 862-0529
Facsimile: (561) 892-7787

If to the Company, to:	MobiVentures, Inc.
Sunnyside
Brinkworth
Chippenham
Wiltshire
SN15 5BY
England
Attention: Mr. Peter Åhman, President
Telephone: +358 40 5514177
Facsimile: +44 8452 991729
Telephone:
Facsimile:

With a copy to:	Lang Michener LLP
Royal Centre, 1055 West Georgia Stree, Suite 1500
PO Box 11117
Vancouver, VC Canada V6E 4N7
Attention: Michael H. Taylor
Telephone: 604-691-7410
Facsimile: 604-893-2669

Or to such other address as each party may designate for itself by like notice.

                    16.      Amendments or Waiver. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

                    17.      Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                    18.      Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Florida without giving effect to the conflict of laws principles thereof.

                    19.      Entire Agreement. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds

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and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

                    20.      Binding Effect. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Buyer(s), the Company, or the Escrow Agent.

                    21.      Execution of Counterparts. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

                    22.      Termination. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

MOBIVENTURES, INC.

By:   _______________________________________
Name:   Peter Åhman
Title:     President

TRAFALGAR CAPITAL SPECIALIZED
INVESTMENT FUND, LUXEMBOURG

By:        Trafalgar Capital Sarl
Its:        General Partner

By:   _______________________________________
Name:   Andrew Garai
Title:     Chairman of the Board

JAMES G. DODRILL II, P.A.

By:   _______________________________________
Name:   James Dodrill, Esq.
Title:     President

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EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 31, 2008, by and among MOBIVENTURES, INC., a Nevada corporation, with its principal office located at MIS Business Centre, Suite 3.19, 130 Shaftsbury Avenue, London, England (the “Company”), and the undersigned investors (each, an “Investor” and collectively, the “Investors”).

          WHEREAS:

          A.      In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investors secured convertible debentures (the “Convertible Debentures”) which shall be convertible into that number of shares of the Company’s common stock, par value US$0.001 per share (the “Common Stock”), pursuant to the terms of the Securities Purchase Agreement for an aggregate purchase price of up to Two Million U.S. Dollars ($2,000,000). Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

          B.      To induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

               1.      DEFINITIONS.

          As used in this Agreement, the following terms shall have the following meanings:

                              (a)      “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                              (b)      “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange SEC (the “SEC”).

                              (c)      “Registrable Securities” means the shares of Common Stock issuable to Investors upon conversion of the Convertible Debentures pursuant to the Securities Purchase

Agreement and the shares of Common Stock issuable to the Investors upon exercise of the Warrant issued pursuant to the Securities Purchase Agreement. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they have been sold, or may be sold without volume restrictions pursuant to Rule 144(b)(1) promulgated by the SEC under the 1933 Act, or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have “stop transfer” instructions against them.

                              (d)      “Registration Statement” means a registration statement under the 1933 Act which covers the Registrable Securities.

                              (e)      “Rule 144” means Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

               2.      REGISTRATION.

                              (a)      Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later than thirty (30) days from the date of the Closing by the Company of its acquisition of Pure Promoter, Ltd (the “Scheduled Filing Deadline”, which shall in no event be later than fifty (50) days from the date hereof), with the SEC a registration statement on Form S-1 (or, if the Company is then eligible, on Form S-3) under the 1933 Act (the “Initial Registration Statement”) for the registration for the resale by all Investors who purchased Convertible Debentures pursuant to the Securities Purchase Agreement at least three (3) times the number of shares which are anticipated to be issued upon conversion of the Convertible Debentures issued pursuant to the Securities Purchase Agreement and the Investor’s Shares (subject to Rule 415 restrictions). The Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy (which may be in electronic form) of the Initial Registration Statement to the Investors and James G. Dodrill II, P.A. for their review and comment. The Investors and James G. Dodrill II, P.A. shall furnish comments on the Initial Registration Statement to the Company by the later of: (a) seventy-two (72) hours of the receipt thereof from the Company and (b) the close of the second business day following receipt thereof from the Company.

                              (b)      Effectiveness of the Initial Registration Statement. The Company shall use its best its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than one hundred twenty (120) days after the Closing Date (the “Scheduled Effective Deadline”) and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Initial Registration Statement is not declared effective by the SEC within one hundred twenty (120) days after the Closing Date.

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                              (c)      Failure to File or Obtain Effectiveness of the Registration Statement. In the event the Registration Statement is not filed by the Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective Date, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the “Liquidated Damages”) to the holder, at the holder’s option, either a cash amount or shares of the Company’s Common Stock within three (3) business days, after demand therefore, equal to two percent (2%) of the liquidated value of the Convertible Debentures outstanding as Liquidated Damages for each thirty (30) day period (or any part thereof) after the Scheduled Filing Deadline or the Scheduled Effective Date as the case may be. Notwithstanding anything herein to the contrary, to the extent that the registration of any or all of the Registrable Securities by the Company on a registration statement is prohibited (the “Non-Registered Shares”) as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415 under the 1933 Act and the Company has registered at such time the maximum number of Registrable Securities permissible upon consultation with the SEC, then the liquidated damages described herein shall not be applicable to such Non-Registered Shares.

                              (d)      Liquidated Damages. The Company and the Investor hereto acknowledge and agree that the sums payable under subsection 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Investor, including the right to call a default. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm’s length.

                              (e)      Choice of law firm. The Company shall use a law firm recommended by the Buyers.

               3.      RELATED OBLIGATIONS.

                              (a)      The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(b)(1) (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material

3

fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                              (b)      The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company’s filing a report on Form 10-K, Form 10-KSB, Form 10-Q, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                              (c)      The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, upon the request of such Investor, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) up to ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request in writing) and (iii) such other documents as such Investor may reasonably request in writing from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor. Unless otherwise specified by the Investor, the Company may furnish copies of all such documents to the Investor in electronic form. The Investor acknowledges that any obligation under section 5(b)(2) of the 1933 Act to have a prospectus that satisfies the requirements of section 10(a) of the 1933 Act precede or accompany the carrying or delivery of a security in a registered offering is satisfied if the conditions in Rule 172(c) under the 1933 Act have been met.

                              (d)      The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any

4

change to its certificate of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                              (e)      As promptly as practicable after becoming aware of such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                              (f)      The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                              (g)      Upon written request, the Company shall make available for inspection by (i) any Investor and (ii) one (1) firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request in writing; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent

5

jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

                              (h)      The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                              (i)      The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) the inclusion for quotation on the OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

                              (j)      The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request in writing and registered in such names as the Investors may request.

                              (k)      The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                              (l)      The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve (12) month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

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                              (m)      The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                              (n)      Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

                              (o)      The Company shall take all other reasonable actions necessary to expedite and facilitate the lawful disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

               4.      OBLIGATIONS OF THE INVESTORS.

          Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

               5.      EXPENSES OF REGISTRATION.

         All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

               6.      INDEMNIFICATION.

          With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

                              (a)      To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental,

7

administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Investors and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.

                              (b)      In connection with a Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided,

8

however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor’s use of the prospectus to which the Claim relates.

                              (c)      Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party

9

within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                              (d)      The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                              (e)      The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

               7.      CONTRIBUTION.

          To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

               8.      REPORTS UNDER THE 1934 ACT.

          With a view to making available to the Investors the benefits of Rule 144 the Company agrees to:

                              (a)      make and keep public information available, as those terms are understood and defined in Rule 144;

                              (b)      file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

                              (c)      furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon written request, (i) a written statement by the Company that it has complied with the public information requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144(b)(1) without registration.

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               9.      AMENDMENT OF REGISTRATION RIGHTS.

          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

               10.      MISCELLANEOUS.

                              (a)      A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                              (b)      Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	MobiVentures, Inc.
Sunnyside
Brinkworth
Chippenham
Wiltshire
SN15 5BY
England
Attention: Mr. Peter Åhman, President
Telephone: +358 40 5514177
Facsimile: +44 8452 991729

With a copy to:	Lang Michener LLP
Royal Centre, 1055 West Georgia Stree, Suite 1500
PO Box 11117

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Vancouver, VC Canada V6E 4N7
Attention: Michael H. Taylor
Telephone: 604-691-7410
Facsimile: 604-893-2669

If to an Investor, to its address and facsimile number on the Schedule of Investors attached hereto, with copies to such Investor’s representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                              (c)      Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                              (d)      The laws of the State of Florida shall govern all issues concerning the relative rights of the Company and the Investors as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida Each party hereby irrevocably submits to the non-exclusive jurisdiction of the State Courts of the State of Florida sitting in Broward County, Florida and federal courts for the Southern District of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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                              (e)      This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture and the Escrow Agreement dated the date hereof by and among the Company, the Investors set forth on the Schedule of Investors attached hereto, and James G. Dodrill II, P.A. (the “Escrow Agreement”) and the Security Agreement dated the date hereof (the “Security Agreement”) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture, the Escrow Agreement and the Security Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                              (f)      This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                              (g)      The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                              (h)      This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                              (i)      Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                              (j)      This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:
MOBIVENTURES, INC.

By: ____________________________________
Name:  Peter Åhman
Title:    President

BUYER:
TRAFALGAR CAPITAL SPECIALIZED
INVESTMENT FUND, LUXEMBOURG
By:      Trafalgar Capital Sarl
Its:      General Partner

By: ____________________________________
Name:  Andrew Garai
Title:    Chairman of the Board

14

SCHEDULE I

SCHEDULE OF INVESTORS

Address/Facsimile
Name	Signature	Number of Buyer
8-10 Rue Mathias Hardt
Trafalgar Capital Specialized	By: Trafalgar Capital Sarl	BP 3023
Investment Fund,	Its: General Partner	L-1030 Luxembourg
Luxembourg		Facsimile:
011-44-207-405-0161
	By: _________________________	and
	Name: Andrew Garai	001-786-323-1651
Its: Chairman of the Board

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Attention:

          Re:      MOBIVENTURES, INC.

Ladies and Gentlemen:

          We are counsel to MobiVentures, Inc., a Nevada corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and the investors named therein (collectively, the “Investors”) pursuant to which the Company issued to the Investors shares of its Common Stock, par value US$_______ per share (the “Common Stock”). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________(File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange SEC (the “SEC”) relating to the Registrable Securities which names each of the Investors as a selling stockholder there under.

          In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours,

[INSERT NAME OF COMPANY COUNSEL]

By: _________________________________________

cc:      [LIST NAMES OF INVESTORS]

EXHIBIT C

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

March 31, 2008

[Transfer Agent address block]
Attention: __________

          RE:      MOBIVENTURES, INC.

Ladies and Gentlemen:

          Reference is made to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated the date hereof, by and between MobiVentures, Inc., a corporation organized under the laws of Nevada (the “Company”), and the Buyers set forth on Schedule I attached thereto (collectively the “Buyer”), pursuant to which the Company shall sell to the Buyer up to Two Million Dollars ($2,000,000) of the Company’s secured redeemable convertible debentures, which shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The shares of Common Stock to be converted thereunder plus interest which may be converted into Common Stock and any Liquidated Damages to which the Buyer may become entitled pursuant to the Transaction Documents (as defined in the Securities Purchase Agreement) , which may be converted into Common Stock thereunder are referred to herein as the “Conversion Shares.” This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares in shares of the Company’s Common Stock, in the event the Buyer has elected to have the interest of the Convertible Debenture, pursuant to Section 1.05 of the Convertible Debenture, paid in Common Stock (the “Interest Shares”), to the Buyer from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, delivered on behalf of the Company by James G. Dodrill II, P.A..

          Specifically, upon receipt by the Company or The Law Office of James G. Dodrill II, P.A. of a copy of a Conversion Notice, you on behalf of the Company, shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Conversion Notice, send, via facsimile a Conversion Notice, which shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions. Upon your receipt of a copy of the executed Conversion Notice, you shall use your best efforts to, within three (3) Trading Days following the date of receipt of the Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or (B) provided you are participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyer causes its bank or broker to initiate the DWAC transaction. (“Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.)

          The Company hereby confirms to you and the Buyer that certificates representing the Conversion Shares, the Interest Shares and/or the Liquidated Damages Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers (i) the Notice of Effectiveness set forth Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares, the Interest Shares, and/or the Liquidated Damages Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

           The Company hereby confirms and you acknowledge that in the event Counsel to the Company does not issue an opinion of counsel as required to issue the Conversion Shares and the Interest Shares free of legend the Company authorizes and you will accept an opinion of Counsel from James G. Dodrill II, P.A..

          The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares, or the Interest Shares. The Company hereby agrees that it shall not replace you as the Company’s transfer agent without the prior written consent of the Buyer.

          Unless the Company is in breach of its agreement with the Transfer Agent, any attempt by the Transfer Agent to resign as the Company’s transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

          Any attempt by you to resign as transfer agent hereunder shall not be effective until such time as the Company provides to you written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

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          The Company and you hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit you from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

          The Company and you acknowledge that the Buyer is relying on the representations and covenants made by the Company and you hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and you further acknowledge that without such representations and covenants of the Company and you made hereunder, the Buyer would not enter into the Securities Purchase Agreement and purchase convertible debentures pursuant thereto.

          Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

          IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:	THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO
MOBIVENTURES, INC.	THIS DAY OF MARCH 2008

By: _____________________________________________	[TRANSFER AGENT]
Name:
Title:
By: _____________________________________________
[COMPANY COUNSEL]	Name:
Title:
By: _____________________________________________
Name:
Title:

3

SCHEDULE I

SCHEDULE OF BUYERS

Address/Facsimile
Name	Signature	Number of Buyer
8-10 Rue Mathias Hardt
Trafalgar Capital Specialized	By: Trafalgar Capital Sarl	BP 3023
Investment Fund, Luxembourg	Its: General Partner	L-1030 Luxembourg
Facsimile:
011-44-207-405-0161
	By: ________________________________	and
	Name: Andrew Garai	001-786-323-1651
Its: Chairman of the Board

SCHEDULE I-1

EXHIBIT I

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF CONVERSION NOTICE

          The undersigned hereby irrevocably elects to convert US$ of the principal amount of the above Debenture into Shares of Common Stock of MobiVentures, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:

Applicable Conversion Price:

Signature:

Name:

Address:

Amount to be converted:	US$

Amount of Debenture
unconverted:	US$

Conversion Price per share:	US$

Number of shares of Common
Stock to be issued:

Please issue the shares of
Common Stock in the following
name and to the following
address:

Issue to:

Authorized Signature:

Name:

Title:

Phone Number:

Broker DTC Participant Code:

Account Number:

Please issue the shares of Common Stock in the following name and to the following address:
* Note that receiving broker must initiate transaction on DWAC System.

EXHIBIT I-1

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

_________, 200___

________

Attention:

RE:      MOBIVENTURES, INC.

Ladies and Gentlemen:

          We are counsel to MobiVentures, Inc., a corporation organized under the laws of Nevada (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of March 31, 2008 (the “Securities Purchase Agreement”), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the “Buyer”) pursuant to which the Company has agreed to sell to the Buyer up to Two Million Dollars ($2,000,000) of secured redeemable convertible debentures (“Debentures”), which shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $____ per share (the “Common Stock”), in accordance with the terms of the Debentures and the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of March 31, 2008, with the Buyer (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2008, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares.

          In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2008 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

          The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

EXHIBIT II-1

Very truly yours,

[Company Counsel]

By: ______________________________________

EXHIBIT II-2

EXHIBIT III

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF OPINION

________________ 2008

VIA FACSIMILE AND REGULAR MAIL

________

Attention:

          RE:      MOBIVENTURES, INC.

Ladies and Gentlemen:

          We have acted as special counsel to MobiVentures, Inc. (the “Company”), in connection with the registration of ___________ shares (the “Shares”) of its common stock with the Securities and Exchange Commission (the “SEC”). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

          In rendering this opinion we have relied on the accuracy of the Company’s Registration Statement on Form SB-2, as amended (the “Registration Statement”), filed by the Company with the SEC on ____________, 2008. The Company filed the Registration Statement on behalf of certain selling stockholders (the “Selling Stockholders”). This opinion relates solely to the Selling Shareholders listed on Exhibit “A” hereto and number of Shares set forth opposite such Selling Stockholders’ names. The SEC declared the Registration Statement effective on _____________, 2008.

          We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading “Selling Stockholders” in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

          In rendering this opinion we have relied upon the accuracy of the foregoing statements.

EXHIBIT III-1

          Based on the foregoing, it is our opinion that the sale of Shares has been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that upon any sale of the Shares pursuant to the registration statement at a time when such registration statement is effective, the share certificates issuable to the purchase may be issued without any restrictive legend under the Securities Act of 1933. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit “A” hereto.

          This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

JAMES G. DODRILL II, P.A.

EXHIBIT III-2

EXHIBIT “A”

(LIST OF SELLING STOCKHOLDERS)

Name:	No. of Shares:

EXHIBIT A-1

EXHIBIT D

FORM OF SECURITY AGREEMENT

SECURITY AGREEMENT

          THIS SECURITY AGREEMENT (the “Agreement”), is entered into and made effective as of March 31, 2008, by and between MOBI VENTURES INC. (the “Company”), and the BUYER(S) listed on Schedule I attached to the Securities Purchase Agreement dated the date hereof (the “Secured Party”). Capitalized words which are otherwise undefined in this Agreement shall have the same definition as in the Securities Purchase Agreement.

          WHEREAS, the Company shall issue and sell to the Secured Party, as provided in the Securities Purchase Agreement dated the date hereof, and the Secured Party shall purchase Two Million Dollars ($2,000,000) of secured convertible redeemable debentures (the “Redeemable Debentures”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached to the Securities Purchase Agreement;

          WHEREAS, to induce the Secured Party to enter into the transaction contemplated by the Securities Purchase Agreement, the Redeemable Debenture, the Registration Rights Agreement and the Escrow Agreement (collectively referred to as the “Transaction Documents”), the Company hereby grants to the Secured Party a first priority security interest in and to the pledged property identified on Exhibit “A” hereto (collectively referred to as the “Pledged Property”) until the satisfaction of the Obligations, as defined herein below.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.

DEFINITIONS AND INTERPRETATIONS

          Section 1.1.      Recitals.

          The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

          Section 1.2.      Interpretations.

          Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

          Section 1.3.      Obligations Secured.

          The obligations secured hereby are any and all obligations of the Company to the Secured Party now existing or hereinafter incurred to the Secured Party, whether oral or written and whether arising before, on or after the date hereof including, without limitation, those obligations of the Company to the Secured Party under the Securities Purchase Agreement and the Secured Redeemable Debenture and any other amounts now or hereafter owed to the Secured Party by the Company thereunder or hereunder (collectively, the “Obligations”).

ARTICLE 2.

PLEDGED PROPERTY, ADMINISTRATION OF COLLATERAL AND TERMINATION OF SECURITY INTEREST

          Section 2.1.      Grant of Security Interest.

          1.      Company hereby pledges to the Secured Party and creates in the Secured Party for its benefit a security interest for such time until the Obligations are paid in full, in and to all of in the property described in “Exhibit A” hereto, whether now existing or hereafter from time to time acquired (collectively, the “Pledged Property.”).

                    (a)      Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge, file, record and deliver to the Secured Party any documents reasonably requested by the Secured Party to perfect its security interest in the Pledged Property. Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party’s reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property, and the Secured Party shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

          Section 2.2.      Rights; Interests; Etc.

                    (a)      So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

                              (i)      the Company shall be entitled to exercise any and all rights pertaining to the Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof; and

                              (ii)      the Company shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Property.

                    (b)      Upon the occurrence and during the continuance of an Event of Default:

                              (i)      All rights of the Company to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Property such payments; provided, however, that if the Secured Party shall become entitled and shall elect to exercise its right to realize on the Pledged Property pursuant to Article 5 hereof, then all cash sums received by the Secured Party, or held by Company for the benefit of the Secured Party and paid over pursuant to Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations; and

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                              (ii)      All interest, dividends, income and other payments and distributions which are received by the Company contrary to the provisions of Section 2.2(b)(i) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other property of the Company and shall be forthwith paid over to the Secured Party; or

                              (iii)      The Secured Party in its sole discretion shall be authorized to sell any or all of the Pledged Property at public or private sale in order to recoup all of the outstanding principal plus accrued interest owed pursuant to the Redeemable Debenture as described herein

                    (c)      Each of the following events, subject to the lapse of applicable cure periods, shall constitute a default under this Agreement (each an “Event of Default”):

                              (i)      any default, whether in whole or in part, shall occur in the payment to the Secured Party of principal, interest or other item comprising the Obligations as and when due or with respect to any other debt or obligation of the Company to a party other than the Secured Party;

                              (ii)      any default, whether in whole or in part, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed under this Agreement or the Transaction Documents;

                              (iii)      the Company shall: (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code; (4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any of the proceedings set forth in this Section 2.2(c)(iii) under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction; or

                              (iv)      any case, proceeding or other action shall be commenced against the Company for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 2.2(c)(iii) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Company, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Company, and any of the foregoing shall continue unstayed and in effect for any period of thirty (30) days.

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ARTICLE 3.

ATTORNEY-IN-FACT; PERFORMANCE

          Section 3.1.      Secured Party Appointed Attorney-In-Fact.

          Upon the occurrence of an Event of Default, the Company hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to the Company representing any payments in respect of the Pledged Property or any part thereof and to give full discharge for the same. The Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection, the Secured Party may notify account debtors and obligors on any Pledged Property or Pledged Property to make payments directly to the Secured Party.

          Section 3.2.      Secured Party May Perform.

          If the Company fails to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by the Company under Section 8.3.

ARTICLE 4.

REPRESENTATIONS AND WARRANTIES

          Section 4.1.      Authorization; Enforceability.

          Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights or by the principles governing the availability of equitable remedies.

          Section 4.2.      Ownership of Pledged Property.

          The Company warrants and represents that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and for the Permitted Liens. For purposes hereof, “Permitted Liens” shall mean (i) liens for taxes or other governmental charges which are not yet delinquent or are being contested in good faith by appropriate proceedings, (ii) liens for carriers, contractors, warehousemen, mechanics, materialmen, laborers, employees, suppliers or other similar persons arising by operation of law and incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, (iii) liens relating to deposits made in the ordinary course of business in connection

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with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of leases, trade contracts or other similar agreements; and (iv) in the case of real property, any matters, restrictions, covenants, conditions, limitations, rights, rights of way, encumbrances, encroachments, reservations, easements, agreements and other matters of record, such state of facts of which an accurate survey or inspection of the property would reveal and do not materially interfere with the use or value of the property.

ARTICLE 5.

DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

          Section 5.1.      Default and Remedies.

                    (a)      If an Event of Default described in Section 2.2(c)(i) or (ii) occurs, then in each such case the Secured Party may declare the Obligations to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, the Obligations shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(iii) or (iv) occurs and is continuing for the period set forth therein, then the Obligations shall automatically become immediately due and payable without declaration or other act on the part of the Secured Party.

                    (b)      Upon the occurrence of an Event of Default, the Secured Party shall: (i) be entitled to receive all distributions with respect to the Pledged Collateral, (ii) to cause the Pledged Property to be transferred into the name of the Secured Party or its nominee, (iii) to dispose of the Pledged Property, and (iv) to realize upon any and all rights in the Pledged Property then held by the Secured Party as provided herein.

          Section 5.2.      Method of Realizing Upon the Pledged Property: Other Remedies.

          Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Party’s right to realize upon the Pledged Property:

                    (a)      Any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Party shall give the Company ten (10) days’ prior written notice of the time and place or of the time after which a private sale may be made (the “Sale Notice”)), which notice period is hereby agreed to be commercially reasonable. At any sale or sales of the Pledged Property, the Company may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Party. The Company will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Party reasonably shall require in connection with any such sale.

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                    (b)      Any cash being held by the Secured Party as Pledged Property and all cash proceeds received by the Secured Party in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Property shall be applied as follows:

                              (i)      to the payment of all amounts due the Secured Party for the expenses reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof;

                              (ii)      to the payment of the Obligations then due and unpaid.

                              (iii)      the balance, if any, to the person or persons entitled thereto, including, without limitation, the Company.

                    (c)      In addition to all of the rights and remedies which the Secured Party may have pursuant to this Agreement, the Secured Party shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

                    (d)      If the Company fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then the Secured Party may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Company, wherever situated.

                    (e)      The Company agrees that it shall be liable for any reasonable fees, expenses and costs incurred by the Secured Party in connection with enforcement, collection and preservation of the Transaction Documents, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in Section 8.3 hereof.

          Section 5.3.      Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or the property of the Company or of such other obligor or its creditors, the Secured Party (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Party shall have made any demand on the Company for the payment of the Obligations), shall be entitled and empowered, by intervention in such proceeding or otherwise:

                              (i)      to file and prove a claim for the whole amount of the Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Party (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and

                              (ii)      to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby

6

authorized by the Secured Party to make such payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments directed to the Secured Party, to pay to the Secured Party any amounts for expenses due it hereunder.

          Section 5.4.      Duties Regarding Pledged Property.

          The Secured Party shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party’s possession.

ARTICLE 6.

AFFIRMATIVE COVENANTS

          The Company covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

          Section 6.1.      Existence, Properties, Etc.

                    (a)      The Company shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain Company’s due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined below); and (b) the Company shall not do, or cause to be done, any act impairing the Company’s corporate power or authority (i) to carry on the Company’s business as now conducted, and (ii) to execute or deliver this Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing Statements required by the Secured Party to which it is or will be a party, or perform any of its obligations hereunder or thereunder. For purpose of this Agreement, the term “Material Adverse Effect” shall mean any material and adverse affect, whether individually or in the aggregate, upon (a) the Company’s assets, business, operations, properties or condition, financial or otherwise or results of operations of the Company, taken as a whole, excluding any change, event, circumstance or effect that is caused by changes in general economic conditions or changes generally affecting the industry in which the Company operates (provided that such changes do not affect the Company in a materially disproportionate manner); or (b) the Company’s ability to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

          Section 6.2      Accounts and Reports.

          The Company shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to the Secured Party the following:

                    (b)      as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting

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any material portion of its assets and properties, received respecting any of the indebtedness of the Company in excess of $25,000 (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $25,000, including any received from any person acting on behalf of the Secured Party or beneficiary thereof, except for supplier requests in the normal course of business for payment of past due accounts payable invoices so long as such past due amounts do not exceed in the aggregate $50,000 at any time; and

                    (c)      within fifteen (15) days after the making of each submission or filing, a copy of any report, financial statement, notice or other document, whether periodic or otherwise, submitted to the shareholders of the Company, or submitted to or filed by the Company with any governmental authority involving or affecting (i) the Company that could have a Material Adverse Effect; (ii) the Obligations; or (iii) any part of the Pledged Property.

          Section 6.2.      Maintenance of Books and Records; Inspection.

          The Company shall maintain its books, accounts and records in accordance with United States generally accepted accounting principles consistently applied, and permit the Secured Party, its officers and employees and any professionals designated by the Secured Party in writing, during business hours and upon reasonable notice to visit and inspect any of its properties (including but not limited to the Pledged Property), corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof.

          Section 6.3.      Maintenance and Insurance.

                    (a)      The Company shall maintain or cause to be maintained, at its own expense, all of its assets and properties in good working order and condition, making all necessary repairs thereto and renewals and replacements thereof.

                    (b)      The Company shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles), which the Company deems reasonably necessary to the Company’s business, (i) adequate to insure all assets and properties of the Company, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by the Company; (iii) as may be required by the Transaction Documents and/or applicable law and (iv) as may be reasonably requested by Secured Party, all with adequate, financially sound and reputable insurers.

          Section 6.4.      Contracts and Other Collateral.

          The Company shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Property to which the Company is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement.

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          Section 6.5.      Defense of Collateral, Etc.

          The Company shall defend and enforce its right, title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within the Pledged Property, those assets and properties whose loss could have a Material Adverse Effect, the Company shall defend the Secured Party’s right, title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

          Section 6.6.      Payment of Debts, Taxes, Etc.

          The Company shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it (other than those being contested by the Company in good faith), upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due

          Section 6.7.      Taxes and Assessments; Tax Indemnity.

          The Company shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Company, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Company in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto.

          Section 6.8.      Compliance with Law and Other Agreements.

          The Company shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Company is a party or by which the Company or any of its properties is bound. Without limiting the foregoing, the Company shall pay all of its indebtedness promptly in accordance with the terms thereof.

          Section 6.9.      Notice of Default.

          The Company shall give written notice to the Secured Party of the occurrence of any default or Event of Default under this Agreement or the Transaction Documents, promptly upon the occurrence thereof.

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          Section 6.10.      Notice of Litigation.

          The Company shall give notice, in writing, to the Secured Party of (a) any actions, suits or proceedings wherein the amount at issue is in excess of $50,000, instituted by any persons against the Company, or affecting any of the assets of the Company, and (b) any dispute, not resolved within fifteen (15) days of the commencement thereof, between the Company on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Company.

ARTICLE 7.

NEGATIVE COVENANTS

          The Company covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied, the Company shall not, unless the Secured Party shall consent otherwise in writing:

          Section 7.1.      Indebtedness.

          Other than in the ordinary course of business consistent with past practice, the Company shall not directly or indirectly permit, create, incur, assume, permit to exist, increase, renew or extend on or after the date hereof any indebtedness on its part, including commitments, contingencies and credit availabilities, or apply for or offer or agree to do any of the foregoing.

          Section 7.2.      Liens and Encumbrances.

          Except for Permitted Liens and for transfers in the ordinary course of business, and except for such assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance as is outstanding on the date of this Agreement, the Company shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Property or of the Company’s capital stock, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement), or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Property; or enter into any sale-leaseback financing respecting any part of the Pledged Property as lessee, or cause or assist the inception or continuation of any of the foregoing.

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          Section 7.3.      Certificate of Incorporation, By-Laws, Mergers, Consolidations, Acquisitions and Sales, Sales of Capital Stock, Incurrence of Debt.

          Other than in the ordinary course of business, without the prior express written consent of the Secured Party, the Company shall not: (a) Amend its Articles of Incorporation or ByLaws; (b) issue or sell its common stock without consideration or for a consideration per share less than the bid price of the common stock determined immediately prior to its issuance, (c) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock’s bid price value determined immediately prior to its issuance, (d) incur any additional debt or permit any subsidiary of the Company to incur any additional debt without the Secured Party’s prior written consent.; (c) be a party to any merger, consolidation or corporate reorganization, (d) purchase or otherwise acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity, (e) sell, transfer, convey, grant a security interest in (except for Permitted Liens) or lease all or any substantial part of its assets, nor (f) create any new subsidiaries nor convey any of its assets to any subsidiary.

          Section 7.4.      Management, Ownership.

          The Company shall not materially change its ownership, executive staff or management without the prior written consent of the Secured Party. The ownership, executive staff and management of the Company are material factors in the Secured Party's willingness to institute and maintain a lending relationship with the Company.

          Section 7.5.      Dividends, Etc.

          The Company shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of the Secured Party.

          Section 7.6.      Guaranties; Loans.

          Other than in the ordinary course of business, and except for such guarantees or liabilities as are outstanding on the date of this Agreement, the Company shall not guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement in connection with the obligations or indebtedness of any person or persons, except for (i) the indebtedness currently secured by the liens identified on the Pledged Property identified on Exhibit A hereto and (ii) the endorsement of negotiable instruments payable to the Company for deposit or collection in the ordinary course of business. The Company shall not make any loan, advance or extension of credit to any person other than in the normal course of its business.

11

          Section 7.7.      Debt.

          Other than in the ordinary course of business, and except for such indebtedness as is outstanding on the date of this Agreement, without the prior written approval of Secured Party, the Company shall not create, incur, assume or suffer to exist any additional indebtedness of any description whatsoever in an aggregate amount in excess of $50,000 (excluding any indebtedness of the Company to the Secured Party, trade accounts payable and accrued expenses incurred in the ordinary course of business and the endorsement of negotiable instruments payable to the Company, respectively for deposit or collection in the ordinary course of business).

          Section 7.8.      Conduct of Business.

          The Company will continue to engage in a business of the general type as conducted by it on the date of this Agreement.

          Section 7.9.      Places of Business.

          The location of the Company’s chief place of business is at the address set forth in Section 8.1 hereof. The Company shall not change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Party or move any of the Pledged Property from its current location without thirty (30) days' prior written notice to the Secured Party in each instance.

ARTICLE 8.

MISCELLANEOUS

          Section 8.1.      Notices.

          All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

If to the Secured Party:	Trafalgar Capital Specialized Investment Fund
8-10 Rue Mathias Hardt
BP 3023
L-1030 Luxembourg
Attention: Andrew Garai, Chairman of the Board of
Trafalgar Capital Sarl, General Partner
Facsimile: 011-44-207-405-0161 and
001-786-323-1651

12

With a copy to:	James G. Dodrill II, P.A.
5800 Hamilton Way
Boca Raton, FL 33496
Attention: James Dodrill, Esq.
Telephone: (561) 862-0529
Facsimile: (561) 892-7787

And if to the Company:	MobiVentures, Inc.
Sunnyside
Brinkworth
Chippenham
Wiltshire
SN15 5BY
England
Attention: Mr. Peter Åhman, President
Telephone: +358 40 5514177
Facsimile: +44 8452 991729

With a copy to:	Lang Michener LLP
Royal Centre, 1055 West Georgia Stree, Suite 1500
PO Box 11117
Vancouver, VC Canada V6E 4N7
Attention: Michael H. Taylor
Telephone: 604-691-7410
Facsimile: 604-893-2669

          Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party’s address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

          Section 8.2.      Severability.

          If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

          Section 8.3.      Expenses.

          In the event of an Event of Default, the Company will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with: (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (ii) the

13

exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by the Company to perform or observe any of the provisions hereof.

          Section 8.4.      Waivers, Amendments, Etc.

          The Secured Party’s delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Secured Party.

          Section 8.5.      Continuing Security Interest.

          This Agreement shall create a continuing security interest in the Pledged Property and shall: (i) remain in full force and effect until payment in full of the Obligations (whether by payment of cash, redemption or conversion); and (ii) be binding upon the Company and its successors and heirs and (iii) inure to the benefit of the Secured Party and its successors and assigns. Upon the payment or satisfaction in full of the Obligations, the Company shall be entitled to the return, at its expense, of such of the Pledged Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof. Upon payment in full of all Obligations, the Secured Party shall execute and deliver to the Company all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Pledged Property which has been granted hereunder.

          Section 8.6.      Independent Representation.

          Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

          Section 8.7.      Applicable Law: Jurisdiction.

          This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Florida and expressly consent to the jurisdiction and venue of the Florida State Court sitting in Broward County, Florida or the United States District Court for the Southern District of Florida, for the adjudication of any civil action asserted pursuant to this Paragraph.

14

          Section 8.8.      Waiver of Jury Trial.

          AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE COMPANY, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

          Section 8.9.      Entire Agreement.

          This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

          Section 8.10      Limited One Time Right to Factor Receivables.

           The Company shall have the ability to factor the receivables of Pure Promoter Ltd as a one time factoring arrangement during the period of this agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

15

          IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

COMPANY:
MOBI VENTURES, INC.

By: __________________________________________________
Name:    Peter Åhman
Title:      President

SECURED PARTY:
TRAFALGAR CAPITAL SPECIALIZED
INVESTMENT FUND, LUXEMBOURG
By:         Trafalgar Capital Sarl
Its:         General Partner

By: __________________________________________________
Name:
Title:      Portfolio Manager

16

EXHIBIT A

DEFINITION OF PLEDGED PROPERTY

          For the purpose of securing prompt and complete payment and performance by the Company of all of the Obligations, the Company unconditionally and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, all of the Company’s and its current or future acquired subsidiaries’ assets, including specifically the following Pledged Property of the Company and its current or future acquired subsidiaries:

                    (a)      all goods of the Company, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Company or in which the Company may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

                    (b)      all inventory of the Company, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Company’s custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

                    (c)      all contract rights and general intangibles of the Company, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

                    (d)      all documents, warehouse receipts, instruments and chattel paper of the Company whether now owned or hereafter created;

                    (e)      subject to 8.10 of the Security Agreement, all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Company (herein collectively referred to as “Accounts”), together with the proceeds thereof, all goods represented by such Accounts and all such goods that may be returned by the Company’s customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Company may hold for the payment of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which the Company represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Company in the ordinary course of business;

                    (f)      to the extent assignable, all of the Company’s rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities;

                    (g)      all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property; and

                    (h)      all equity interests, securities or other instruments in other companies, including, without limitation, any subsidiaries, investments or other entities (whether or not controlled).

A-1

EXHIBIT E

FORM OF PLEDGE AGREEMENT

PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (the “Agreement”) is made and entered into as of March 31, 2008 (the “Effective Date”) by and among MOBI VENTURES, INC., a corporation organized and existing under the laws of Nevada (the “Company” and the “Pledgor”), TRAFALGAR CAPITAL SPECIALIZED INVESTMENT FUND, LUXEMBOURG, (the “Pledgee”), and JAMES G. DODRILL II, P.A., as escrow agent (“Escrow Agent”).

RECITALS:

          WHEREAS, in order to secure the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Company’s obligations (the “Obligations”) to the Pledgee or any successor to the Pledgee under this Agreement, the Securities Purchase Agreement of even date herewith between the Pledgor and the Pledgee (the “Securities Purchase Agreement”), the Convertible Redeemable Debentures (the “Convertible Redeemable Debentures”) issued or to be issued by the Company to the Pledgee, either now or in the future, up to a total of Two Million Dollars ($2,000,000) of principal, plus any interest, costs, fees, and other amounts owed to the Pledgee thereunder, the Security Agreement of even date herewith between the Pledgor and the Pledgee (the “Security Agreement”), and all other contracts entered into between the parties hereto (collectively, the “Transaction Documents”), the Pledgor has agreed to irrevocably pledge to the Pledgee Six Million Dollars ($6,000,000) of the Pledgor’s common stock with each share valued at the Conversion Price as defined in the Convertible Redeemable Debentures (the “Pledged Shares”).

          NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

TERMS AND CONDITIONS

     1. Pledge and Transfer of Pledged Shares.

               1.1. The Pledgor hereby grants to Pledgee a security interest in all Pledged Shares as security for the Company’s obligations under the Convertible Redeemable Debentures. Prior to disbursement of proceeds to the Company, the Pledgor shall deliver to the Escrow Agent stock certificates representing the Pledged Shares, in such denominations as requested by the Pledgee, together with duly executed stock powers or other appropriate transfer documents executed in blank by the Pledgor (the “Transfer Documents”), and such stock certificates and Transfer Documents shall be held by the Escrow Agent until the full payment of all amounts due to the Pledgee under the Convertible Redeemable Debentures and through repayment in accordance with the terms of the Convertible Redeemable Debentures, or the termination or expiration of this Agreement.

          2. Rights Relating to Pledged Shares. Upon the occurrence of an Event of Default (as defined herein), the Pledgee shall be entitled to vote the Pledged Shares, to receive dividends and other distributions thereon, and to enjoy all other rights and privileges incident to the ownership of the Pledged Shares.

          3. Release of Pledged Shares from Pledge. Upon the payment of all amounts due to the Pledgee under the Convertible Redeemable Debentures by repayment in accordance with the terms of the Convertible Redeemable Debentures, the parties hereto shall notify the Escrow Agent to such effect in writing. Upon receipt of such written notice for payment of the amounts due to the Pledgee under the Convertible Redeemable Debentures, the Escrow Agent shall return to the Pledgor the Transfer Documents and the certificates representing the Pledged Shares, (collectively the “Pledged Materials”), whereupon any and all rights of Pledgee in the Pledged Materials shall be terminated. Notwithstanding anything to the contrary contained herein, upon full payment of all amounts due to the Pledgee under the Convertible Redeemable Debentures, by repayment in accordance with the terms of the Convertible Redeemable Debentures, this Agreement and Pledgee’s security interest and rights in and to the Pledged Shares shall terminate.

          4. Event of Default. An “Event of Default” shall be deemed to have occurred under this Agreement upon an Event of Default under the Transaction Documents.

          5. Remedies. Upon and anytime after the occurrence of an Event of Default, the Pledgee shall have the right to provide written notice of such Event of Default (the “Default Notice”) to the Escrow Agent, with a copy to the Pledgor. As soon as practicable after receipt of the Default Notice, the Escrow Agent shall deliver to Pledgee the Pledged Materials held by the Escrow Agent hereunder. Upon receipt of the Pledged Materials, the Pledgee shall have the right to (i) sell the Pledged Shares and to apply the proceeds of such sales, net of any selling commissions, to the Obligations owed to the Pledgee by the Pledgor under the Transaction Documents, including, without limitation, outstanding principal, interest, legal fees, and any other amounts owed to the Pledgee, and exercise all other rights and (ii) any and all remedies of a secured party with respect to such property as may be available under the Uniform Commercial Code as in effect in the State of Nevada. To the extent that the net proceeds received by the Pledgee are insufficient to satisfy the Obligations in full, the Pledgee shall be entitled to a deficiency judgment against the Pledgor for such amount. The Pledgee shall have the absolute right to sell or dispose of the Pledged Shares in any manner it sees fit and shall have no liability to the Pledgor or any other party for selling or disposing of such Pledged Shares even if other methods of sales or dispositions would or allegedly would result in greater proceeds than the method actually used. The Escrow Agent shall have the absolute right to disburse the Pledged Shares to the Pledgee in batches not to exceed 9.9% of the outstanding capital of the Pledgor (which limit may be waived by the Pledgee providing not less than 65 days’ prior written notice to the Escrow Agent). The Pledgee shall return any Pledged Shares released to it and remaining after the Pledgee has applied the net proceeds to all amounts owed to the Pledgee.

               5.1. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Transaction Document shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee to any other further action in any circumstances without demand or notice. The Pledgee shall have the full power to enforce or to assign or contract is rights under this Agreement to a third party.

          6. Concerning the Escrow Agent.

               6.1. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

               6.2. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by it as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

               6.3. Pledgee and the Pledgor hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys’ fees and costs of defending any action, suit, or proceeding or resisting any claim (and any costs incurred by the Escrow Agent pursuant to Sections 6.4 or 6.5 hereof). The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys’ fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Pledgor.

               6.4. If any of the parties shall be in disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion deposit the Pledged Materials with the Clerk of the United States District Court Southern District of Florida, sitting in Miami, Florida, and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate. The Escrow Agent shall be indemnified by the Pledgor, the Company and Pledgee for all costs, including reasonable attorneys’ fees in connection with the aforesaid proceeding, and shall be fully protected in suspending all or a part of its activities under this Agreement until a final decision or other settlement in the proceeding is received.

               6.5. The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by the Pledgor and Pledgee) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

               6.6. The Escrow Agent may resign upon ten (10) days’ written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

               6.7 Conflict Waiver. The Pledgor hereby acknowledges that the Escrow Agent is securities counsel to the Pledgee and counsel to the Pledgee in connection with the transactions contemplated and referred herein. The Pledgor agrees that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Pledgee and the Pledgor will not seek to disqualify such counsel and waives any objection Pledgor might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Agreement.

               6.8 Notices. Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

If to the Pledgor, to:	MobiVentures, Inc.
Sunnyside
Brinkworth

Chippenham
Wiltshire
SN15 5BY
England
Attention: Mr. Peter Åhman, President
Telephone: +358 40 5514177
Facsimile: +44 8452 991729

With a copy to:	Lang Michener LLP
Royal Centre, 1055 West Georgia Stree, Suite 1500
PO Box 11117
Vancouver, VC Canada V6E 4N7
Attention: Michael H. Taylor
Telephone: 604-691-7410
Facsimile: 604-893-2669

If to the Pledgee:	Trafalgar Capital Specialized
Investment Fund, Luxembourg
8-10 Rue Mathias Hardt
BP 3023
L-1030 Luxembourg
Attention: Andrew Garai, Chairman of the Board of
Trafalgar Capital Sarl, the General Partner
Facsimile: 011-44-207-405-0161
and 001-786-323-1651

With copy to:	James G. Dodrill II, P.A.
5800 Hamilton Way
Boca Raton, FL 33496
Telephone: (561) 862-0529
Facsimile: (561) 892-7787

Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, or (b) five (5) days after deposit in the United States mail, as applicable.

          7. Binding Effect. All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

          8. Governing Law; Venue; Service of Process. The validity, interpretation and performance of this Agreement shall be determined in accordance with the laws of the State of Florida applicable to contracts made and to be performed wholly within that state except to the extent that Federal law applies. The parties hereto agree that any disputes, claims, disagreements, lawsuits, actions or controversies of any type or nature whatsoever that, directly or indirectly, arise from or relate to this Agreement, including, without limitation, claims relating to the inducement, construction, performance or termination of this Agreement, shall be brought in the state state courts located in Broward County, Florida or United States District Courts for the Southern District of Florida, and the parties hereto agree not to challenge the selection of that venue in any such proceeding for any reason, including, without limitation, on the grounds that such venue is an inconvenient forum. The parties hereto specifically agree that service of process may be made, and such service of process shall be effective if made, pursuant to Section 8 hereto.

          9. Enforcement Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

          10. Remedies Cumulative. No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute, or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

          11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

          12. No Penalties. No provision of this Agreement is to be interpreted as a penalty upon any party to this Agreement.

          13. JURY TRIAL. EACH OF THE PLEDGEE AND THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN PLEDGEE AND PLEDGOR, THIS PLEDGE AND ESCROW AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the date first above written.

MOBI VENTURES, INC.

By: ________________________________________________
Name:   Peter Åhman
Title:     President

TRAFALGAR CAPITAL SPECIALIZED
INVESTMENT FUND, LUXEMBOURG

By:        Trafalgar Capital Sarl
Its:        General Partner

By: ________________________________________________
Name:   Andrew Garai
Title:      Chairman of the Board

JAMES G. DODRILL II, P.A.

By: ________________________________________________
Name:   James Dodrill, Esq.
Title:     President

SCHEDULE I

SCHEDULE OF BUYERS

		Address/Facsimile	Amount of
Name	Signature	Number of Buyer	Subscription
8-10 Rue Mathias Hardt
Trafalgar Capital Specialized	By: Trafalgar Capital Sarl	BP 3023	$ 2,000,000
Investment Fund, Luxembourg	Its: General Partner	L-1030 Luxembourg
Facsimile:
011-44-207-405-0161
	By: _____________________________	and
	Name: Andrew Garai	001-786-323-1651
Its: Chairman of the Board

Buyer’s Counsel:

James G. Dodrill II, P.A.
5800 Hamilton Way
Boca Raton, FL 33496
Telephone: (561) 862-0529
Facsimile: (561) 892-7787

FORM OF SECURED CONVERTIBLE REDEEMABLE DEBENTURE

THIS SECURED DEBENTURE (THE “SECURITIES”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

SECURED CONVERTIBLE REDEEMABLE DEBENTURE

MOBIVENTURES, INC.

March 31, 2008

No. MV - 1	US$2,000,000

          This Secured Convertible Redeemable Debenture (the “Debenture”) is issued on March 31, 2008 (the “Closing Date”) by MobiVentures, Inc. a Nevada corporation (the “Company”), to Trafalgar Capital Specialized Investment Fund, Luxembourg (together with its permitted successors and assigns, the “Holder”) pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

          Section 1.01                Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder on March 31, 2010 in lawful money of the United States of America and in immediately available funds the unpaid principal sum of Two Million U.S. Dollars (US$2,000,000) together with interest on the unpaid principal of this Debenture at the rate of: (a) ten percent (10%) per annum compounded monthly from the date hereof until repaid. Interest shall be computed on the basis of a 360-day year and the actual days elapsed and the Holder shall deduct the first two (2) interest payments at the Closing (as defined in the Securities Purchase Agreement).

          Section 1.02                Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day or at any subsequent time, at any time when the Company’s common stock par value US$0.001 per share (“Common Stock”) is trading at or above the Conversion Price and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the

“Conversion Shares”) of the Common Stock, at the price per share equal to $0.0875 (the “Conversion Price”). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit “A” to this Debenture, with appropriate insertions (the “Conversion Notice”), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the “Conversion Date”) shall be deemed to be the date set forth in the Conversion Notice. Upon the Holder converting any of this Debenture into Common Stock or the Company redeeming any of this Debenture as provided herein, the principal amount owed under this Debenture shall be reduced by the principal amount so converted or redeemed. Additionally, whenever the monthly installment due pursuant to the Mandatory Redemption provisions of Section 1.05 hereof is not paid within five (5) days of the due date of such payment (unless such obligation has been suspended under the terms of Section 1.05), the Holder shall have the right to convert this Debenture at an amount equal to eighty-five percent (85%) of the lowest daily closing bid price of the Company’s Common Stock, as quoted by Bloomberg, LP, for the ten (10) trading days immediately preceding the Conversion Date. In no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

          Section 1.03                Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall file a preliminary proxy statement with the Securities and Exchange Commission within ten (10) business day after such occurrence and shall call and hold a special meeting of its stockholders as soon as practicable after such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock.

          Section 1.04                Optional Redemption. The Company may redeem this Debenture, in whole or in part, at any time provided that the Common Stock is trading below the Conversion Price by paying unpaid principal and interest accrued to the date of such redemption and a fifteen percent (15%) redemption premium on the amount redeemed.

          Section 1.05                Mandatory Redemption. Except as provided in the final sentence of this Section (during which time the Company’s obligation to redeem this Debenture is suspended), the Company shall begin redeeming on this Debenture monthly beginning on the one (1) month anniversary following the Closing (each date, as well as the date of any Optional Redemption pursuant to Section 1.04 , a “Redemption Date”) by making equal payments over the remaining term of this Debenture by the Company making equal monthly principal and interest payments at a fifteen percent (15%) redemption premium on the principal redeemed each month as set out in Exhibit B. The Company may not redeem this Debenture at any time when the Common Stock is trading at or above the Conversion Price unless the Holder

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notifies the Company on or prior to the date for such redemption that it is not utilizing its rights of conversion. Notwithstanding the restriction on redemption contained in the immediately preceeding sentence, in the occurrence of any event that results or will result in Pure Promoter not being owned by the Company, prior to the transfer of Pure Promoter, the Company shall redeem all outstanding principal and unpaid interest on this Debenture at a fifteen percent (15%) redemption premium on the principal redeemed.

          Section 1.06                Interest Payments. Holder shall deduct the first two (2) interest payments at the First Closing At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on the date the interest payment is due. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

          Section 1.07                Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days’ written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

          Section 1.08                Secured Nature of Debenture. This Debenture is secured by all of the assets and property of the Company and its subsidiaries as set forth on Exhibit A to the Security Agreement dated the date hereof between the Company and the Holder (the “Security Agreement”). As set forth in the Security Agreement, Holder’s security interest shall terminate upon the occurrence of an Expiration Event as defined in the Security Agreement.

          Section 1.08                Currency Exchange Rate Protections.

           (a)      “Closing Date Exchange Rate” means the Euro to US dollar spot exchange rate as converted by the Holder’s Custodian on the date funds are transferred into escrow.

          (b)      “Repayment Exchange Rate” means in relation to each date of a Conversion or Redemption , the Euro to US dollar spot exchange rate as quoted by Bloomberg or Proquote on such date.

          (c)      If on the date of any Conversion Notice, the Repayment Exchange Rate is more than the Closing Date Exchange Rate then the number of Shares to be issued shall be increased by the same percentage as results from dividing the Repayment Exchange Rate by the relevant Closing Date Exchange Rate. By way of example, if the number of Shares to be issued in respect of a particular Conversion Notice would, but for this Section 1.08, be 1,000 and if the Closing Date Exchange Rate is 1.75 and the relevant Repayment Exchange Rate is 1.80, then 1,029 Shares will be issued in relation to that

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Conversion Notice, as the case may be. For the avoidance of doubt, the formula for such calculation, by way of example for this Section 1.08, equals ((1.80 /1.75) -1)*1000 = 29 additional shares.

          (d)      If on any Redemption Date, the Cash Payment Date Exchange Rate, as defined below is more than the Closing Date Exchange Rate then the amount of cash required to satisfy the amounts due at such time shall be increased by the same percentage as results from dividing the Cash Payment Date Exchange Rate by the relevant Closing Date Exchange Rate. “Cash Payment Date Exchange Rate” means in relation to each Redemption Date the Euro to US dollar spot exchange rate as quoted by Bloomberg or Proquote on such date. By way of example, if the amount of cash required to repay all amounts due on such date would, but for this Section 1.08, be $1,000 and if the Closing Date Exchange Rate is 1.75 and the relevant Repayment Date Exchange Rate is 1.80 then the amount of cash from the Cash Payment required to repay all amounts due on such date will be $1,028.57. For the avoidance of doubt, the formula for such calculation, by way of example for this Section 1.08, equals ((180/1.75) -1)*$1000 = $28.57 additional dollars.

ARTICLE II.

          Section 2.01                Amendments and Waiver of Default. The Debenture may not be amended without the written consent of both the Holder and the Company. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

ARTICLE III.

          Section 3.01                Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture, (b) after the Registration Statement required by the Registration Rights Agreement has been declared effective, failure by the Company’s transfer agent to issue freely tradeable Common Stock (including Common Stock tradeable under Rule 144) to the Holder within five (5) days of the Company’s receipt of a Notice of Exercise from Holder; (c) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (d) events of bankruptcy or insolvency or (e) a breach by the Company of its obligations under the Securities Purchase Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof, (f) a breach by the Company of any of the Covenants under the Securities Purchase Agreement. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement dated the date hereof between the Company and Trafalgar Capital Specialized Investment Fund, Luxembourg (the “Securities Purchase Agreement”).

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          Section 3.02                Failure to Issue Unrestricted Common Stock. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Securities Purchase Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of the Debentures together with accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all amounts outstanding under the Debentures together with accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion except as set forth herein, shall cause irreparable harm to the Holder.

          Section 3.03                Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount. Upon Company’s request, Holder shall surrender this Debenture prior to the issuance of such new Debenture.

ARTICLE IV.

          Section 4.01                [Reserved]

ARTICLE V.

          Section 5.01                Anti-dilution. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

          Section 5.02                Consent of Holder to Sell Capital Stock, Incur Debt or Grant Security Interests. Except for the Securities Purchase Agreement dated the date hereof between the Company and Trafalgar Capital Specialized Investment Fund, Luxembourg, so long as any of the principal of or interest on this Debenture remains unpaid, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock’s bid price value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, (iv) file any registration statement on Form S-8, or (v) incur any additional debt or permit any subsidiary of the Company to incur any additional debt without the Holder’s prior written consent.

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ARTICLE VI.

          Section 6.01                Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:	MobiVentures, Inc.
Sunnyside
Brinkworth
Chippenham
Wiltshire
SN15 5BY
England
Attention: Mr. Peter Åhman, President
Telephone: +358 40 5514177
Facsimile: +44 8452 991729

With a copy to:	Lang Michener LLP
Royal Centre, 1055 West Georgia Stree, Suite 1500
PO Box 11117
Vancouver, VC Canada V6E 4N7
Attention: Michael H. Taylor
Telephone: 604-691-7410
Facsimile: 604-893-2669

If to the Holder:	Trafalgar Capital Specialized Investment Fund
8-10 Rue Mathias Hardt
BP 3023
L-1030 Luxembourg
Attention: Andrew Garai, Chairman of the Board of
Facsimile: 011-44-207-405-0161 and
001-786-323-1651

With a copy to:	James G. Dodrill II, P.A.
5800 Hamilton Way
Boca Raton, FL 33496
Attention: James Dodrill, Esq.
Telephone: (561) 862-0529
Facsimile: (561) 892-7787

          Section 6.02                Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of Florida without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of Florida or the state courts of the State of Florida sitting in Broward County, Florida in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by

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law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

          Section 6.03                Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

          Section 6.04                Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

          Section 6.05                Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

          IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

MOBIVENTURES, INC.

By: ________________________________________________
Name:    Peter Åhman
Title:      President

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EXHIBIT “A”

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Debenture)

TO:

          The undersigned hereby irrevocably elects to convert US$ ________________________________________________ of the principal amount of the above Debenture into Shares of Common Stock of MobiVentures, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:

Applicable Conversion Price:

Signature:

Name:

Address:

Amount to be converted:	US$

Amount of Debenture
unconverted:	US$

Conversion Price per share:	US$

Number of shares of Common
Stock to be issued:

Please issue the shares of
Common Stock in the following
name and to the following
address:

Issue to:

Authorized Signature:

Name:

Title:

Phone Number:

Broker DTC Participant Code:

Account Number:

A-1